KRONOS ADVANCED TECHNOLOGIES, INC.

SECRETARY’S AND INCUMBENCY CERTIFICATE

On this 7th day of April, 2022, the undersigned, does hereby certify that I am the Secretary of Kronos Advanced Technologies, Inc., a Nevada corporation (the “Corporation”), that I keep and maintain the records of the Corporation, and that I hereby certify effective as of the date of this Certificate, as follows:

1.Attached hereto as Exhibit A is a true, complete and correct copy of the Articles of Incorporation of the Corporation filed with the Nevada Secretary of State on May 21, 1996, and all amendments thereto, and the Articles of Incorporation, as amended, are in full force and effect as of the date hereof.

2.Attached hereto as Exhibit B is a true, complete and correct copy of the Bylaws of the Corporation dated June 20, 1996, as adopted by the shareholders of the Corporation, and the Bylaws are in full force and effect as of the date hereof.

3.Attached hereto as Exhibit C is a true, complete and correct copy of the resolutions duly adopted by the shareholders of the Corporation through a Unanimous Written Consent to Corporate Action executed by all of the shareholders of the Corporation effective as of April 7, 2022, and said resolutions have not been modified, amended or rescinded, but remain in full force and effect as of the date hereof.

4.Joseph L. Florence, Chief Operating Officer, is duly authorized to negotiate, execute and deliver, on behalf of the Corporation, all documentation necessary or desirable in connection with the loans in the aggregate principal amount of $2,610,000 made by the West Virginia Economic Development Authority to the Corporation and Kronos Advanced

Technologies WV, Inc., a West Virginia corporation.  A specimen of his signature is set opposite his name below:

NamePositionSignature

Joseph L. FlorenceChief Operating Officer

5.No procedures are pending or contemplated for the dissolution of the Corporation.

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IN WITNESS WHEREOF, I have executed this Certificate as the Secretary of Kronos Advanced Technologies, Inc. as of the day and year first above written.

___________________________________

Secretary

14774003 (1916.0939)

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Exhibit A

Articles of Incorporation, together with all Amendments

(See Attached)

Exhibit B

Bylaws

(See Attached)

Exhibit C

Resolutions

(See Attached)